SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2014

U-SWIRL, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-53130 (Commission File Number)	43-2092180 (IRS Employer Identification No.)

1175 American Pacific, Suite C, Henderson, Nevada 89074
(Address of principal executive offices)(Zip Code)

(702) 586-8700
Registrant's telephone number, including area code

Not applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On January 17, 2014, the registrant entered into asset purchase agreements to acquire the CherryBerry franchise system, consisting of 155 franchised self-serve frozen yogurt cafés and one company-owned café, and the Yogli Mogli franchise system, consisting of 22 cafés and four company-owned cafés.  The CherryBerry system and certain affiliates were acquired for approximately $4,250,000 in cash and 4,000,000 shares of the registrant’s common stock (the “CB Shares”).  The Yogli Mogli system was acquired for $2,150,000 in cash and $200,000 in shares of the registrant’s common stock (the “YM Shares”).

The CherryBerry selling parties have entered into a one-year lock-up agreement with respect to the CB Shares.  The CB Shares shall be issued to the selling parties upon the satisfaction of certain conditions.  Following expiration of the lock-up period, if any of the CherryBerry selling parties desire to sell their CB Shares, they must first offer such shares to the registrant and then to RMCF, at a price equal to the average of the market prices at the time of sale.  If the proceeds from the sale of any of the CB Shares is less than $0.50 per share, the registrant has agreed to pay a shortfall payment.

The YM Shares shall be issued upon the earlier of (i) the Yogli Mogli selling parties delivering fully executed copies of all of the lease assignment and assumption agreements related to each company-owned location; and (ii) July 17, 2014.

The summaries of the agreements described above do not purport to be complete and are qualified in their entirety by reference to the full text of these documents, which are attached hereto as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

The registrant closed on the acquisitions described in Item 1.01 above (the “Acquisitions”) on January 17, 2014 (the “Closing”), which results in the registrant now having over 267 stores in 35 states and three foreign countries.

The registrant issued a press release concerning the Acquisitions, which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On January 16, 2014, the registrant entered into a loan and security agreement (the “Loan Agreement”) with Rocky Mountain Chocolate Factory, Inc. (“RMCF”), the majority owner of the registrant, pursuant to which RMCF agreed to loan the registrant up to $7,750,000.  As of January 17, 2014, the registrant had borrowed $6,400,000 under this Loan Agreement.  Interest accrues on the unpaid principal balances of the loans at the rate of 9% per annum, and the principal and accrued interest shall be due January 16, 2016.  Payment of the loans is secured by a security interest in all of the registrant’s assets and the registrant’s wholly-owned subsidiary guaranteed payment of the loans. RMCF charged an origination fee of $542,500, which accrued to the loans.

All payments of principal, interest and fees are payable in cash, shares of Series A Convertible Preferred Stock (the “Preferred Stock”), or a combination thereof, at the option of RMCF.  The Preferred Stock to be designated will pay cumulative dividends equal to 9% of the stated value of the Preferred Stock, have a liquidation preference, vote with the registrant’s common stock on all matters submitted for a vote of holders of common stock, and be convertible at the option of the holder into shares of the registrant’s common stock.

The registrant may prepay up to $2,100,000 of the outstanding amounts due to RMCF under the Loan Agreement at its option and without penalty in cash from the proceeds raised from (i) advances on rebates from its yogurt suppliers; and (ii) the exercise of outstanding stock options and warrants.  The registrant also has the option to redeem all of the amounts owed under the Loan Agreement at any time after January 16, 2015 at the rate of 108% of the total amounts owed, by making payment in cash, shares of Preferred Stock, or a combination thereof, at the option of RMCF.

Mandatory prepayment of the loans is required upon the receipt of proceeds from the disposition of any of the registrant’s assets, the issuance of any equity securities by the registrant (other than upon exercise of outstanding stock options or warrants), the issuance of any debt securities by the registrant, or the receipt of insurance proceeds.

In the event of default, RMCF may charge interest on all amounts due under the Loan Agreement at the default rate of 15% per annum, accelerate payment of all amounts due under the Loan Agreement, and foreclose on its security interest.

The summaries of the Loan Agreement described above do not purport to be complete and are qualified in their entirety by reference to the full text of these documents, which are attached hereto as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits

Exhibit No.	Document
2.1	Asset Purchase Agreement among U-Swirl, Inc., CherryBerry Enterprises LLC, CherryBerry Corporate LLC, and CherryBerry LLC, dated January 17, 2014 (1)
2.2	Asset Purchase Agreement among U-Swirl, Inc., Yogli Mogli Franchise LLC, Yogli Mogli LLC, Yogli Mogli Newnan LLC, Yogli Mogli Enterprises LLC, and Yogli Mogli Wheaton, LLC dated January 17, 2014 (1)
99.1	Loan and Security Agreement between U-Swirl, Inc. and Rocky Mountain Chocolate Factory, Inc. dated January 16, 2014 (1)
99.2	Press Release dated January 17, 2014

Exhibit No.	Document
99.3	Financial Statements of CherryBerry Enterprises LLC (2)
99.4	Financial Statements of Yogli Mogli Franchise LLC (2)
99.5	Pro forma combined balance sheet (2)
99.6	Pro forma combined income statement (2)

(1)
Schedules and similar attachments have been omitted pursuant to Item 602(b)(2) of Regulation S-K under the Securities Exchange Act of 1934, as amended.  The registrant undertakes to supplementally furnish copies of any omitted schedules to the SEC upon request by the SEC.

(2)	To be filed by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U-SWIRL, INC.
January 21, 2014	By: /s/ Ulderico Conte Ulderico Conte Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Document
2.1	Asset Purchase Agreement among U-Swirl, Inc., CherryBerry Enterprises LLC, CherryBerry Corporate LLC, and CherryBerry LLC, dated January 17, 2014 (1)
2.2	Asset Purchase Agreement among U-Swirl, Inc., Yogli Mogli Franchise LLC, Yogli Mogli LLC, Yogli Mogli Newnan LLC, Yogli Mogli Enterprises LLC, and Yogli Mogli Wheaton, LLC dated January 17, 2014 (1)
99.1	Loan and Security Agreement between U-Swirl, Inc. and Rocky Mountain Chocolate Factory, Inc. dated January 16, 2014 (1)
99.2	Press Release dated January 17, 2014
99.3	Financial Statements of CherryBerry Enterprises LLC (2)
99.4	Financial Statements of Yogli Mogli Franchise LLC (2)
99.5	Pro forma combined balance sheet (2)
99.6	Pro forma combined income statement (2)
____________________
(1)
Schedules and similar attachments have been omitted pursuant to Item 602(b)(2) of Regulation S-K under the Securities Exchange Act of 1934, as amended.  The registrant undertakes to supplementally furnish copies of any omitted schedules to the SEC upon request by the SEC.

(2)	To be filed by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.